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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):      JUNE 8, 1998
                                                  ----------------------


                      MAGICWORKS ENTERTAINMENT INCORPORATED
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
             ------------------------------------------------------
                 (State or other jurisdiction of incorporation)

       1-13067                                           87-0425513
------------------------                      ---------------------------------
(Commission File Number)                      (IRS Employer Identification No.)


                          930 WASHINGTON AVENUE
                           MIAMI BEACH, FLORIDA                   33139
--------------------------------------------------------------------------------
               (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code      (305) 532-1566
                                                  ------------------------------

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On June 8, 1998, Magicworks Entertainment Incorporated (the "Company") announced that it had entered into a definitive agreement to acquire all of the outstanding stock of Marco Entertainment, Inc., a District of Columbia corporation ("Marco"), pursuant to the merger of a newly-formed, wholly owned subsidiary of the Company with and into Marco. Pursuant to the merger agreement, the outstanding shares of common stock of Marco will be exchanged for an aggregate of 1,555,000 shares of common stock, $.001 par value of the Company at closing. For additional information, please see the press release attached hereto as Exhibit 99.1.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.

                                          MAGICWORKS ENTERTAINMENT INCORPORATED

Dated:   June 15, 1998                    By: /s/ Brad L. Krassner
                                             ---------------------------------
                                             Brad L. Krassner
                                             Co-Chairman of the Board and
                                             Chief Executive Officer






























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                      MAGICWORKS ENTERTAINMENT INCORPORATED
                           CURRENT REPORT ON FORM 8-K


                                INDEX TO EXHIBITS

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                                                                                                          PAGE
     EXHIBIT                                         DESCRIPTION                                         NUMBER
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
       99.1             Press Release.......................................................
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